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                                                                    Exhibit 32.1


                             NORDSTROM CREDIT, INC.

                                13531 EAST CALEY

                           CENTENNIAL, COLORADO 80111

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nordstrom Credit, Inc (the "Company") on Form 10-K for the year ending January 29, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kevin T. Knight, President (Principal Executive Officer), and Michael G. Koppel, Vice President and Treasurer (Principal Financial Officer), of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      o The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      o The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          May 16, 2005

                                          /s/ Kevin T. Knight
                                          --------------------------------------
                                          Kevin T. Knight
                                          President

                                          /s/ Michael G. Koppel
                                          --------------------------------------
                                          Michael G. Koppel
                                          Vice President and Treasurer


A signed original of this written statement required by Section 906 has been provided to Nordstrom Credit, Inc. and will be retained by Nordstrom Credit, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.